UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2025

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310

Emeryville, California 94608

(Address of Principal Executive Offices)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, XOMA Royalty Corporation (“XOMA”) entered into an Agreement and Plan of Merger, dated June 26, 2025 (the “Merger Agreement”), with Turnstone Biologics Corp., a Delaware corporation (“Turnstone”), and XRA 3 Corp., a Delaware corporation and a wholly owned subsidiary of XOMA (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on August 8, 2025, XOMA completed a tender offer to purchase all of Turnstone’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), for a price per Share of (i) $0.34 (the “Cash Amount”), payable subject to any applicable tax withholding and without interest, plus (ii) one non-transferable contractual contingent value right (“CVR”), which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the Contingent Value Rights Agreement, dated August 11, 2025 (the “CVR Agreement”), by and among XOMA, Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company, as rights agent, and WT Representative LLC, a Delaware limited liability company, as initial representative of the Holders (as defined therein), subject to any applicable tax withholding and without interest (such amount, the “CVR Amount,” and together with the Cash Amount, the “Offer Price”), all upon the terms and subject to the conditions described in the Amended and Restated Offer to Purchase, dated July 23, 2025 (together with any amendments or supplements thereto, the “Offer to Purchase”), and in the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal,” which, together with the Offer to Purchase, constituted the “Offer”), copies of which are attached to the Tender Offer Statement on Schedule TO filed with the SEC on July 23, 2025 as exhibits (a)(1)(E) and (a)(1)(B), respectively.

The Offer expired as scheduled, one minute after 11:59 p.m. Eastern Time on Thursday, August 7, 2025. According to Broadridge Corporate Issuer Solutions, LLC, the depositary and paying agent for the Offer, a total of 17,192,002 Shares were validly tendered, and not validly withdrawn, representing approximately 74% of the outstanding Shares. All conditions to the Offer, including the Minimum Tender Condition (as defined in the Merger Agreement), were satisfied or waived and XOMA accepted for payment all Shares validly tendered and not validly withdrawn in the Offer.

Following the consummation of the Offer, the remaining conditions to the Merger set forth in the Merger Agreement were satisfied or waived, and on August 11, 2025 (the “Closing Date”), Merger Sub merged with and into Turnstone (the “Merger”), the separate corporate existence of Merger Sub ceased and Turnstone continued as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned subsidiary of XOMA. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, as amended (“DGCL”), with no stockholder vote required. At the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares (i) owned by Turnstone immediately prior to the Effective Time, (ii) owned by XOMA, Merger Sub or any other subsidiary of XOMA immediately prior to the Effective Time, (iii) irrevocably accepted for purchase in the Offer or (iv) held by any stockholders or owned by any beneficial owners of Shares who are entitled to demand, and have properly demanded, appraisal of such Shares in accordance with the DGCL and have neither failed to perfect nor effectively withdrawn or lost such rights prior to the Effective Time) was automatically converted into the right to receive (i) an amount in cash without interest, less any applicable tax withholding, equal to the Cash Amount and (ii) one CVR.

Immediately prior to the time at which XOMA first irrevocably accepted for purchase the Shares tendered in the Offer, each then-outstanding restricted stock unit representing a contingent right to receive one Share upon vesting (each, a “Turnstone RSU”) that was not then vested was immediately vested in full. After giving effect to such accelerated vesting, at the Effective Time, each outstanding Turnstone RSU was cancelled in exchange for the right to receive the Offer Price.

At the Effective Time, each then-outstanding option to purchase Shares was cancelled and terminated without consideration.

The foregoing descriptions of the Merger Agreement, the CVR Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the CVR Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On August 11, 2025, XOMA issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 26, 2025, by and among XOMA Royalty Corporation, Turnstone Biologics Corp. and XRA 3 Corp.

2.2	Contingent Value Rights Agreement, dated August 11, 2025, by and among XOMA Royalty Corporation, Broadridge Corporate Issuer Solutions, LLC and WT Representative LLC.

99.1	Press Release issued by XOMA Royalty Corporation on August 11, 2025 (incorporated herein by reference to Exhibit (a)(5)(B) to the Schedule TO-T/A filed by XOMA Royalty Corporation on August 11, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: August 15, 2025	By:	/s/ Owen Hughes
	Name:	Owen Hughes
	Title:	Chief Executive Officer